                                                                    Exhibit 32.2

                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In  connection  with the  quarterly  report of AmCOMP  Incorporated  (the
"Company")  on Form 10-Q for the  quarter  ended June 30, 2007 as filed with the
Securities and Exchange  Commission on the date hereof (the "Report"),  I, Kumar
Gursahaney, the Principal Financial Officer of the Company, certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to my knowledge:

          1.  The Report fully complies with the  requirements  of Section 13(a)
              or 15(d) of the Securities Exchange Act of 1934; and

          2.  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

                                              /s/ Kumar Gursahaney
                                              ----------------------------------
                                              Name:  Kumar Gursahaney
                                              Title: Principal Financial Officer

Date: August 9, 2007